Exhibit 10.10

Reseller Agreement Addendum
Reseller: XETA Technologies
Agreement Number: __________________________________________________
(Agreement number will be provided by ShoreTel Contract Admin)
THIS ADDENDUM IS AN INTEGRAL PART OF THE RESELLER AGREEMENT BETWEEN SHORETEL, INC. AND THE ABOVE-NAMED RESELLER AND IS INCORPORTED THEREIN BY REFERENCE.
(1)	The parties agree to modify Section 1.1 (Appointment) to add the following at the end of such section:
[ * ].
(2)	The parties agree to modify Section 2.4 (Return) so that the second sentence therein is amended and restated as follows:
Any Products that are not rejected within [ * ] of receipt, or any Products that have been commercially used, are deemed accepted by Partner and are not returnable without prior written authorization from ShoreTel.
(3)	The parties agree to amend and restate Section 4,7 (Leads) as follows:
ShoreTel may provide Partner with customer leads from time to time, as provided by section 5.1. [ * ] Partner also agrees to promptly respond to sales leads introduced by ShoreTel and to provide weekly feedback to ShoreTel on the disposition of such leads.
(4)	The parties agree to modify Section 4.9 (Demonstration Systems) so that the [ * ] therein is amended and restated as follows:
[ * ].
(5)	The parties agree to modify Section 9.1 (Term of Agreement) [ * ]:
Either party may elect to terminate this Agreement upon the giving of at least [ * ] written notice before the end of the Initial Term or any Renewal Term.
(6)	The parties agree to [ * ]
IN WITNESS WHEREOF, the parties have executed this Addendum as of the latest date set forth below.

Reseller Name: XETA Technologies		ShoreTel, Inc

By:	/s/ Robert B. Wagner	By:

	Name: Robert B. Wagner		Name:
	Title: Chief Financial Officer		Title:

Date:	9/28/10	Date:

*
The asterisk (*) indicates that material has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission pursuant to rule 24b-2 of the rules to the Securities and Exchange Act of 1934, as amended.